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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): MARCH 4, 2002




                                  NEWCOR, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                     1-5985                        38-0865770
(State or other             (Commission File              (I.R.S. Employer
jurisdiction of                 Number)                    Identification
 organization)                                                  Number)


       43252 WOODWARD AVE., SUITE 240
         BLOOMFIELD HILLS, MICHIGAN                               48302
 (Address of principal executive offices)                      (Zip Code)



       Registrant's telephone number, including area code: (248) 253-2400



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Item 5.           Other Events.



                  On February 25, 2002, Newcor, Inc. issued a press release with the notice of filing for Chapter 11 protection. See Exhibit 99(a).


Exhibit No.        Exhibit

99(a) NEWCOR, INC. FILES FOR CHAPTER 11 PROTECTION. See Exhibit Index on page 3 hereto.




                                      * * *






                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 4, 2002

                                  NEWCOR, INC.



                                  By  /s/ James J. Connor
                                    ------------------------------------------
                                      James J. Connor
                                      President and co-Chief Executive Officer


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  Exhibit Index

  Exhibit No.              Exhibit

  99 (a)                   NEWCOR, INC. FILES FOR CHAPTER 11 PROTECTION